THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH NOTE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES STATUTE OR SOME OTHER EXCEPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

                         WORLD WASTE TECHNOLOGIES, INC.

                             SENIOR PROMISSORY NOTE

$750,000                                                   San Diego, California
                                                                  April 11, 2005

No. R-1

      1. Principal and Interest. World Waste Technologies, Inc. (the "Company"), for value received, hereby promises to pay to the order of Trellus Management, LLC (the "Holder") in lawful money of the United States, the principal amount of $750,000, together with interest accrued on the unpaid principal of this Senior Promissory Note (this "Note") at the rate of twelve percent (12.0%) per annum commencing on the date hereof and compounding quarterly. Accrued interest on this Note shall be payable in cash at the time the Company pays the principal amount of this Note or any portion thereof. This Note is issued as a senior unsecured obligation of the Company and ranks senior or parri passu to all of the Company's other obligations, whether now existing or hereinafter incurred or created.

      This Note is due and payable in United States dollars in immediately available funds (a) on the earlier to occur of (X) July 11, 2005 or (Y) the closing of an equity investment in the Company by the Holder or one or more of its affiliates resulting in gross proceeds to the Company of at least $8.0 million (the earlier of the foregoing being referred to as the "Maturity Date"); provided, however, that the Maturity Date may be extended by written notice, made by the Holder, or (b) immediately upon the occurrence of an Event of Default (as defined below) specified in clause (iv) or (v) of Section 6(b) of this Note and on demand by written notice following a the occurrence of any other Event of Default (as defined below). The Company shall, on the Maturity Date or, if earlier, upon the occurrence of an Event of Default (as defined below) specified in clause (iv) or (v) of Section 6(b) of this Note or the receipt of the written notice referred to in the immediately preceding sentence (the "Payment Date"), pay the outstanding principal and all accrued and unpaid interest on this Note as of the Maturity Date or the Payment Date, as applicable. The Company promises to pay interest on overdue principal (to the extent that payment of such interest is enforceable under applicable law) at the rate of fourteen percent (14.0%) per annum. The Company may prepay all or any portion of this Note at any time without penalty or premium.

      2. Limitation on Incurrence of Additional Indebtedness. Without the approval of the Holder, until this Note is paid in full, (a) the Company will not incur, and will not permit any of its subsidiaries to incur, any additional indebtedness, other than trade payables incurred in the ordinary course of business, and (b) the Company (i) will not permit any of its subsidiaries to issue any capital stock other than common stock and (ii) will not permit any of its subsidiaries to issue any capital stock having a right, preference or privilege with respect to liquidation, the declaration or payment of dividends or other distributions, or redemption, repurchase or repayment.

      3. No Usury. This Note is hereby expressly limited so that in no event whatsoever, whether by reason of deferment or advancement of loan proceeds, acceleration of maturity of the loan evidenced hereby, or otherwise, shall the amount paid or agreed to be paid to the Holder hereunder for the loan, use, forbearance or detention of money exceed the maximum interest rate permitted by applicable law. If at any time the performance of any provision involves a payment exceeding the limit of the price that may be validly charged for the loan, use, forbearance or detention of money under applicable law, then automatically and retroactively, ipso facto, the obligation to be performed shall be reduced to such limit, it being the specific intent of the Company and the Holder hereof that all payments under this Note are to be credited first to interest as permitted by law, but not in excess of (i) the agreed rate of interest hereunder, or (ii) that permitted by law, whichever is the lesser, and the balance toward the reduction of principal.

      4. Attorneys' Fees. If the indebtedness represented by this Note or any part thereof is collected in bankruptcy, receivership or other judicial proceedings or if this Note is placed in the hands of attorneys for collection after default, the Company agrees to pay, in addition to the principal and interest payable hereunder, reasonable attorneys' fees and costs incurred by the Holder, as well as any and all interest that has accrued on the outstanding principal after the commencement of bankruptcy, receivership or other judicial proceedings.

      5.    Transfer.

            (a) The rights and obligations of the Company and the Holder of this Note will be binding upon and inure to the benefit of the successors, assigns, heirs, administrators and transferees of the parties hereto. This Note is issuable only in fully registered form. The Company will maintain a registration book for this Note and transfers hereof. This Note may be transferred only on the registration book of the Company. When this Note is presented to the Company for transfer, subject to compliance with applicable securities laws, the Company will register the transfer as requested.

            (b) The Company and the Holder acknowledge and agree that the Holder may transfer any portion of this Note to the Holder's partners, members, stockholders, related or affiliate funds and affiliates, or to the estate of any partner or former partner or the transfer by gift, will or intestate succession of any partner to his spouse or lineal descendants or ancestors, provided, however, that such transferee to which such portion of this Note is transferred
(i) shall be an accredited investor, as such term is defined in Rule 501 of the Securities Act of 1933, as amended (the "Securities Act"), (ii) shall agree in writing to be subject to the terms hereof to the same extent as if it were an original Holder, and (iii) would have been an eligible holder hereof. Notwithstanding anything in this Note to the contrary, no opinion of counsel shall be required in connection with a transfer under this Section 5 (b) to any such transferee.

      6.    Event of Default.

            (a) General. This Note shall become immediately due and payable in the event an Event of Default (as defined below) specified in clause (iv) or (v) of Section 6(b) shall have occurred. If any other Event of Default (as defined below) occurs, the Holder may, by notice to the Company, declare the principal amount then outstanding of, and the accrued interest on, this Note to be immediately due and payable, whereupon this Note shall become immediately due and payable.

            (b) Definition. For purposes of this Note, an "Event of Default" is any of the following occurrences:

                  (i) The Company shall fail to pay the outstanding principal and all accrued and unpaid interest on this Note on the Maturity Date; or

                  (ii) The Company fails to perform any other obligation or comply with any other covenant set forth in this Note, which failure, except in the case of the failure to comply with a covenant set forth in Section 2 hereof (there being no grace or cure period with respect to Section 2), has not been cured by the Company within 30 days of its occurrence; or

                  (iii) If the Company shall default (as principal or guarantor or other surety) in the payment of any principal of or premium or interest on any debt which is then outstanding in a principal amount of at least $250,000 in the aggregate, or if any event shall occur or condition shall exist in respect of any such debt or under any evidence of any such debt or of any mortgage, indenture or other agreement relating thereto which would permit or shall have caused the acceleration of the payment of such debt, and such default, event or condition shall continue for more than the period of grace, if any, specified therein and shall not have been waived pursuant thereto; or

                  (iv) If the Company shall (i) file, or consent by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, (ii) make an assignment for the benefit of its creditors, (iii) consent to the appointment of a custodian, receiver, trustee (or other officer with similar powers) of itself or of any substantial part of its property, (iv) be adjudicated insolvent or (v) take corporate action for the purpose of any of the foregoing; or

                  (v) If a court or governmental authority of competent jurisdiction shall enter an order appointing, without consent by the Company, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or if an order for relief shall be entered in any case or proceeding for liquidation or reorganization or otherwise to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company, or if any petition for any such relief shall be filed against the Company and such petition shall not be dismissed without thirty (30) days; or

                  (vi) If there shall exist judgments against the Company aggregating in excess of $250,000 and if any one of such judgments shall have been outstanding for any period of thirty (30) days or more from the date of its entry and shall not have been discharged in full or stayed pending appeal; or

                  (vii) The Company shall take any corporate or partnership action authorizing, or in furtherance of, any of the foregoing.

            (c) Remedies on Default, etc. In case any one or more Events of Default shall occur and be continuing, the Holder may proceed to protect and enforce its rights by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein, or for an injunction against a violation of any of the terms hereof, or in aid of the exercise of any power granted hereby or by law or otherwise. In case of a default in the payment of any principal of or premium, if any, or interest on this Note, the Company will pay to the Holder such further amount as shall be sufficient to cover the cost and expenses of collection, including, without limitation, reasonable attorneys' fees, expenses and disbursements. No course of dealing and no delay on the part of the Holder in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice the Holder's rights, powers or remedies. No right, power or remedy conferred by this Note upon the Holder shall be exclusive of any other right, power or remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise.

      7. Representations and Warranties. The Company hereby represents and warrants to the Holder that: (a) the Company has full power and authority to execute and deliver this Note; (b) this Note constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting enforceability of creditors' rights generally or equitable principles at the time in effect; (c) the execution, delivery and performance by the Company of this Note have been duly authorized by all requisite corporate action of the Company; (d) the execution, delivery and performance by the Company of this Note will not (i) violate any law, rule or regulation binding upon the Company or the Articles of Incorporation or By-laws of the Company, (ii) violate or constitute (with due notice or lapse of time or both) a default under any indenture, agreement, license or other instrument to which the Company is a party or by which it or any of its properties may be bound, (iii) violate any order of any court, tribunal or governmental agency binding upon the Company or its properties, (iv) result in the creation or imposition of any lien, claim, charge or encumbrance of any nature whatsoever upon any properties or assets of the Company, or (v) require any license, consent or approval of any governmental agency or regulatory authority; (e) as of the date of this Note, the total consolidated indebtedness of the Company and its subsidiaries does not exceed $2.0 million; and (f) to the knowledge of the Company, the Company has no contingent liabilities other than those disclosed in the audited financial statements and notes thereto contained in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004 and other than commitments with respect to purchase orders that have been entered into by the Corporation for material that has not yet been received or work that has not yet been performed.

      8. Waivers and Amendments. The Company hereby waives presentment, demand for performance, notice of non-performance, protest, notice of protest and notice of dishonor. No delay on the part of the Holder in exercising any right hereunder shall operate as a waiver of such right or any other right. Any term of this Note may be amended or waived with the written consent of the Company and the Holder.

      9. Governing Law. This Note is being delivered in, and shall be governed by and construed in accordance with, the laws of the State of New York, without regard to conflicts of laws provisions thereof.

      10. Waiver of Jury Trial. The Company hereby irrevocably waives, to the fullest extent permitted by law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Note, whether arising in contract, tort or otherwise.

      11. Submission to Jurisdiction. The Company hereby irrevocably consents to the nonexclusive jurisdiction and venue of any state or federal court sitting in New York County, New York over any action or proceeding arising out of or relating to this Note and the Company hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard or determined in such state or federal court. The Company waives any objection to any such action or proceeding on the basis of forum non conveniens. The Company hereby waives personal service of any process in connection with any such action or proceeding and agrees that the service thereof may be made by certified or registered mail directed to the Company at 13520 Evening Creek Drive, Suite 130, San Diego, California 92128. The Company agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. The Company further agrees that, at the discretion of the Holder, it may serve legal process in any other manner permitted by law and may bring any action or proceeding against the Company or its property in any other jurisdiction.


                                   WORLD WASTE TECHNOLOGIES, INC.,
                                   a California corporation

                                   By:  /s/ Thomas L. Collins
                                        -----------------------
                                        Thomas L. Collins
                                        Chief Executive Officer